PUTNAM TAX-FREE INCOME TRUST

                   Supplement dated July 14, 1997 to the
        Statement of Additional Information dated November 30, 1996

The section entitled "Investment Performance" is supplemented by the following:

INVESTMENT PERFORMANCE
STANDARD PERFORMANCE MEASURES
(for periods ended May 31, 1997)

PUTNAM TAX-FREE HIGH YIELD FUND

                             CLASS A      CLASS B    CLASS M
Inception date:              9/20/93      9/9/85     12/24/94

Average annual return:

1 year                        2.70%        2.11%      3.97%

5 years                       5.93         6.13       5.89

10 years                      7.16         7.42       7.14

Yield

30-day yield                  5.69%        5.32%      5.49%
Tax-equivalent yield*         9.42%        8.81%      9.09%

PUTNAM TAX-FREE INSURED YIELD FUND


                             CLASS A      CLASS B    CLASS M
Inception date:              9/20/93      9/9/85      6/1/95

Average annual return:

1 year                        2.64%        2.38%      3.95%

5 years                       5.31         5.58       5.27

10 years                      6.93         7.23       6.90

Yield

30-day yield                  4.88%        5.02%      4.66%
Tax-equivalent yield*         8.08%        8.31%      7.72%

* Assumes the maximum federal tax rate of 39.6%. Results for investors subject to lower tax rates would not be as advantageous.
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Returns for class A and class M shares reflect the deduction of the current maximum initial sales charge of 4.75% for class A shares and 3.25% for class M shares.

Returns for class B shares reflect the deduction of the applicable contingent deferred sales charge ("CDSC"), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter.

Returns shown for class A and class M shares for periods prior to their inceptions are derived from the historical performance of class B shares, adjusted to reflect the deduction of the initial sales charge applicable to each class but has not been adjusted to reflect the operating expenses applicable to class B shares.

All returns assume reinvestment of distributions at net asset value and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

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